Exhibit 10.(1)(8)

                           COVER-ALL TECHNOLOGIES INC.
                               18-01 Pollitt Drive
                           Fair Lawn, New Jersey 07410

                                  June 9, 2000

Care Corporation Limited
c/o Gardere & Wynne, L.L.P.
1601 Elm Street, Suite 3000
Dallas, Texas 75201
Attention: Randall G. Ray, Esq.

      Re:   Secured Promissory Note of Care Corporation Limited
            ("Care"), dated as of March 31, 1998 (the "Note")
            ---------------------------------------------------

Dear Sirs:

      Pursuant to the terms and conditions of the Note, a Semi-Annual Payment of $500,000 of principal is due and payable on September 30, 2000 (the "Autumn 2000 Payment"). By this letter, Cover-All Technologies Inc., a Delaware corporation (the "Company"), as Holder, hereby agrees that the Autumn 2000 Payment shall be modified as follows: $250,000 shall be due and payable on September 30, 2000 and $250,000 shall be due and payable on December 31, 2000.

      Except as amended in this letter, the terms and conditions of the Note shall continue in full force and effect. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Note.

                                Very truly yours,

                                COVER-ALL TECHNOLOGIES INC.


                                By: /s/ John Roblin
                                    --------------------------------------------
                                    Name:  John Roblin
                                    Title: President and Chief Executive Officer